UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): APRIL 6, 2005

                            THE MIDDLEBY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                      1-9973                   36-3352497
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)

                 1400 TOASTMASTER DRIVE, ELGIN, ILLINOIS 60120
              (Address of Principal Executive Offices) (Zip Code)

                                 (847) 741-3300
              (Registrant's telephone number, including area code)

                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS.

                  On April 6, 2005, a Current Report on Form 8-K (the "Misfiled Form 8-K") was erroneously filed with the Securities and Exchange Commission (the "SEC") by an unaffiliated third party who inadvertently caused the filing to occur under The Middleby Corporation's (the "Company") filing numbers. The Misfiled Form 8-K pertained to changes in management of an unrelated third party known as Packaging Dynamics Corporation.

                  None the Company, its officers, directors or employees were aware of, and none of such persons authorized the filing of, the Misfiled 8-K under the Company's name or filing numbers. When the Company became aware of the Misfiled Form 8-K, it notified the SEC of the situation and requested that the Misfiled Form 8-K be removed from the EDGAR system as soon as practicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      THE MIDDLEBY CORPORATION


Dated: April 6, 2005                  By:  /s/  Timothy J. FitzGerald
                                        ---------------------------------------
                                      Timothy J. FitzGerald
                                      Vice President and Chief Financial Officer